                              NASL SERIES TRUST
                 Supplement to Prospectus dated May 1, 1995,
                          as amended August 28, 1995

                            FNAL VARIABLE ACCOUNT


                            NASL VARIABLE ACCOUNT


                           Supplement to Prospectus
                              dated May 1, 1995


                          NASL VARIABLE LIFE ACCOUNT


                           Supplement to Prospectus
                            dated October 16, 1995


        On January 1, 1996, North American Life Assurance Company ("NAL") and The Manufacturers Life Insurance Company merged with the combined company retaining the name The Manufacturers Life Insurance Company ("Manulife"). NAL is the ultimate parent of NASL Financial Services, Inc. ("NASL Financial"), the investment adviser to NASL Series Trust (the "Trust"). Manulife, like NAL, is a Canadian mutual life insurance company based in Toronto, Canada. The merger may be considered to give rise to the assignment and automatic termination of the investment advisory agreement between NASL Financial and the Trust as well as the assignment and automatic termination of each of the underlying subadvisory agreements for each of the portfolios (including the consulting agreement between Salomon Brothers Asset Management Inc. ("SBAM") and Saloman Brothers Asset Management Inc. ("SBAM Limited") relating to the Strategic Bond Portfolio) (collectively, the "Existing Agreements").
Therefore, at the Trust's Board of Trustees meeting held September 28-29, 1995, the Trustees of the Trust (including all the noninterested Trustees) voted to approve a new advisory agreement between the Trust and NASL Financial, new subadvisory agreements between NASL Financial and each of the subadvisors, and a new consulting agreement between SBAM and SBAM Limited (collectively, the "New Agreements"), and to submit the New Agreements to shareholders for their consideration. The New Agreements were approved by shareholders of each series
of the Trust on December 5, 1995.   THE NEW AGREEMENTS ARE SUBSTANTIALLY
IDENTICAL TO THE EXISTING AGREEMENTS. THEREFORE, THE NEW AGREEMENTS WILL NOT RESULT IN ANY CHANGES IN ADVISORY FEES PAID BY THE TRUST, THE INVESTMENT MANAGEMENT OR OPERATIONS OF EITHER NASL FINANCIAL OR THE SUBADVISERS, THE INVESTMENT PERSONNEL MANAGING THE TRUST OR THE SHAREHOLDER SERVICES OR OTHER BUSINESS ACTIVITIES OF THE TRUST.







NASL.SUPP196
V7.SUPP.196
V20/21.SUPP196
V22/23.196
V9.SUPP.196
VV.SUPP.196
VIS.SUPP.196
VLSUPP196



                THE DATE OF THIS SUPPLEMENT IS JANUARY 2, 1996

                      SUPPLEMENT DATED SEPTEMBER 13, 1995
                          TO THE CURRENT PROSPECTUS OF
                             NASL VARIABLE ACCOUNT




     The 2.00% premium tax assessed against Pennsylvania residents for non-qualified contracts upon withdrawal benefits, annuitization or payment of death benefits will be waived for non-qualified annuity premiums received on or after September 8, 1995. Premium for non-qualified contracts received for the period October 1, 1992 through September 7, 1995 will continue to have the premium tax assessed upon any withdrawal benefits, annuitization or payment of death benefits.




VV.PROSUPP995
VIS25.PROSUPP995
V7.PROSUPP995
V20/21.PROSUPP995
V22/23.PROSUPP995

               Annuity Service Office         Mailing Address
                116 Huntington Avenue       Post Office Box 818
             Boston, Massachusetts 02116   Boston, Massachusetts
                     (617) 266-6008             02117-0818
                     (800) 344-1029

--------------------------------------------------------------------------------
                             NASL VARIABLE ACCOUNT
--------------------------------------------------------------------------------

                                       OF

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                 FLEXIBLE PURCHASE PAYMENT INDIVIDUAL DEFERRED
                COMBINATION FIXED AND VARIABLE ANNUITY CONTRACT
                               NON-PARTICIPATING


     This Prospectus describes a flexible purchase payment individual deferred variable annuity contract (the "contract") issued by North American Security Life Insurance Company ("the Company"), a stock life insurance company that is a wholly-owned subsidiary of North American Life Assurance Company ("North American Life"). The contract is designed for use in connection with retirement plans which may or may not qualify for special federal income tax treatment.

     The contract provides for the accumulation of contract values on a variable basis and the payment of annuity benefits on a variable and/or fixed basis. The contract value during the accumulation period and annuity payments, if selected on a variable basis, will vary according to the investment performance of sub-accounts of NASL Variable Account (the "Variable Account"). The Variable Account is a separate account established by the Company.
Purchase payments and earnings on those purchase payments may be allocated to and transferred among one or more of fourteen sub-accounts of the Variable Account. The assets of each sub-account are invested in shares of NASL Series Trust (the "Trust"), a mutual fund with the following investment portfolios currently available to the contracts: the Global Equity Trust, Pasadena Growth Trust, Equity Trust, Value Equity Trust, Growth and Income Trust, International Growth and Income Trust, Strategic Bond Trust, Global Government Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust and three Automatic Asset Allocation Trusts (Aggressive, Moderate and Conservative) (see the accompanying Prospectus of the Trust).

     Additional information about the contract and the Variable Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing the Company at the above address or telephoning (617) 266-6008. The table of contents for the Statement of Additional Information is included on page 29 of this Prospectus.

     SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE VARIABLE ACCOUNT AND THE CONTRACT THAT A PROSPECTIVE PURCHASER SHOULD KNOW BEFORE INVESTING. IT SHOULD BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                  The date of this Prospectus is May 1, 1995.



VV.PRO595





                               TABLE OF CONTENTS


          SPECIAL TERMS ......................................... 3
          SUMMARY ............................................... 4
          TABLE OF ACCUMULATION UNIT VALUES ..................... 8
          GENERAL INFORMATION ABOUT NORTH
          AMERICAN SECURITY LIFE INSURANCE
          COMPANY, NASL VARIABLE ACCOUNT
          AND NASL SERIES TRUST ................................. 9
             North American Security Life Insurance Company ..... 9
             NASL Variable Account .............................. 9
             NASL Series Trust .................................. 9
          DESCRIPTION OF THE CONTRACT ........................... 11
           ACCUMULATION PROVISIONS .............................. 11
             Purchase Payments .................................. 11
             Accumulation Units ................................. 12
             Value of Accumulation Units ........................ 12
             Net Investment Factor .............................. 12
             Transfers Among Investment Options ................. 13
             Telephone Transactions ............................. 13
             Special Transfer Services - Dollar Cost Averaging .. 13
             Asset Rebalancing Program .......................... 13
             Withdrawals ........................................ 14
             Special Withdrawal Services - Systematic
               Withdrawal Plan .................................. 14
             Loans .............................................. 15
             Death Benefit Before Maturity Date ................. 15
           ANNUITY PROVISIONS ................................... 17
             General ............................................ 17
             Annuity Options .................................... 17
             Determination of Amount of the First
              Variable Annuity Payment .......................... 18
             Annuity Units and the Determination
               of Subsequent Variable Annuity Payments .......... 18
             Transfers After Maturity Date ...................... 19
             Death Benefit on or After Maturity Date ............ 19
           OTHER CONTRACT PROVISIONS ............................ 19
             Ten Day Right to Review ............................ 19
             Ownership .......................................... 19
             Beneficiary ........................................ 20
             Modification ....................................... 20
             Company Approval ................................... 20
          CHARGES AND DEDUCTIONS ................................ 20
             Withdrawal Charges ................................. 20
             Reduction or Elimination of Withdrawal Charges ..... 21
             Administration Fees ................................ 21
             Distribution Fee ................................... 22
             Mortality and Expense Risk Fee ..................... 22
             Taxes .............................................. 22
          FEDERAL TAX MATTERS ................................... 22
           INTRODUCTION ......................................... 22
           THE COMPANY'S TAX STATUS ............................. 23
           TAXATION OF ANNUITIES IN GENERAL ..................... 23
             Tax Deferral During Accumulation Period ............ 23
             Taxation of Partial and Full Withdrawals ........... 24
             Taxation of Annuity Payments ....................... 24
             Taxation of Death Benefit Proceeds ................. 25
             Penalty Tax on Premature Distributions ............. 25
             Aggregation of Contracts ........................... 25
           QUALIFIED RETIREMENT PLANS ........................... 25
             Qualified Plan Types ............................... 25
             Direct Rollovers ................................... 26
           FEDERAL INCOME TAX WITHHOLDING ....................... 27
          GENERAL MATTERS ....................................... 27
             Tax Deferral ....................................... 27
             Performance Data ................................... 27
             Financial Statements ............................... 27
             Asset Allocation and Timing Services ............... 27
             Restrictions Under the Texas Optional
               Retirement Program ............................... 28
             Distribution of Contracts .......................... 28
             Contract Owner Inquiries ........................... 28
             Legal Proceedings .................................. 28
             Other Information .................................. 28
           STATEMENT OF ADDITIONAL INFORMATION-
            TABLE OF CONTENTS ................................... 29
           APPENDIX A:  EXAMPLES OF CALCULATION OF
            WITHDRAWAL CHARGE ................................... 30
           APPENDIX B:  STATE PREMIUM TAXES ..................... 31
           APPENDIX C:  MAXIMUM MATURITY AGES
            IN PENNSYLVANIA ..................................... 32


                          SUPPLEMENT DATED MAY 1, 1995
                            REVISED AUGUST 28, 1995
                          TO THE CURRENT PROSPECTUS OF
                             NASL VARIABLE ACCOUNT

     Effective May 1, 1995, a one year fixed account investment option became available under the contract if available in a particular state or jurisdiction. Information relating to this new investment option is set forth below. Except as described in this supplement, the Prospectus describes only the variable portion of the contract.

FIXED ACCOUNT INVESTMENT OPTION

     Effective June 30, 1995, North American Security Life Insurance Company (the "Company") entered into a Reinsurance Agreement with Peoples Security Life Insurance Company ("Peoples") pursuant to which Peoples will reinsure certain amounts with respect to the fixed account portion of the contract described in this Supplement. Under this Reinsurance Agreement, the Company remains liable for the contractual obligations of the contracts' fixed account and Peoples agrees to reimburse the Company for certain amounts and obligations in connection with the fixed account. Peoples contractual liability runs solely to the Company, and no contract owner shall have any right of action against Peoples. Peoples is a wholly-owned subsidiary of Louisville, Kentucky based Providian Corporation, a diversified financial services corporation. Peoples is rated A+ (Superior) by A.M. Best for operating performance and financial stability and AAA by Standard & Poor's Corporation for claims paying ability.

     Pursuant to a Guarantee Agreement dated November 19, 1993, North American Life Assurance Company ("North Amercan Life"), parent of the Company, unconditionally guarantees to the Company on behalf of and for the benefit of the Company and owners of fixed annuity contracts issued by the Company that it will, on demand, make funds available to the Company for the timely payment of contractual claims under fixed annuity contracts. This Guarantee covers the fixed portion of the contracts described by this supplement to the Prospectus. This Guarantee may be terminated by North American Life on notice to the Company. Termination will not affect North American Life's continuing liability with respect to all fixed annuity contracts issued prior to the termination of the Guarantee.

     Investment Option.    A one year fixed account investment option is
available under the contract. Under the one year fixed account investment option, North American Security Life Insurance Company (the "Company") guarantees the principal value of purchase payments and the rate of interest credited to the investment account for the term of the guarantee period. The portion of the contract value in the one year fixed account investment option and monthly annuity payments, if selected on a fixed basis, will reflect such interest and principal guarantees. The guaranteed interest rates on new amounts allocated or transferred to a fixed investment account are determined from time-to-time by the Company in accordance with market conditions. In no event will the guaranteed rate of interest be less than 3%. Once an interest rate is guaranteed for a fixed investment account, it is guaranteed for the duration of the guarantee period and may not be changed by the Company. Notwithstanding the foregoing, with respect to contracts issued in the State of Maryland, no purchase payments may be invested in the one year fixed account investment option within three years of the maturity date.


     Investment Accounts. Contract owners may allocate purchase payments, or make transfers from the variable investment options, to the one year fixed account investment option at any time prior to the maturity date. The Company establishes a separate investment account each time the contract owner allocates or transfers amounts to the fixed account investment option, except that amounts allocated or transferred to the fixed account investment option on the same day will establish a single investment account. Amounts may not be allocated to a fixed account investment option that would extend the guarantee period beyond the maturity date.

     Renewals. At the end of a guarantee period, the contract owner may establish a new investment account with a one year guarantee period at the then current interest rate or transfer the amounts to a variable account investment option, all without the imposition of any charge. In the case of renewals within one year of the maturity date, the only fixed account investment option available is to have interest accrued up to the maturity date at the then current interest rate for one year guarantee periods.

     If the contract owner does not specify the renewal option desired, the Company will select the one year fixed account investment option. In the case of a renewal within one year of the maturity date, the Company will credit interest up to the maturity date at the then current interest rate for one year guarantee periods.

     Transfers. Prior to the maturity date, the contract owner may transfer amounts from the fixed account investment option to the variable account investment options at the end of the guaranteed period. Amounts in the one year investment account may be transferred prior to the end of the guarantee period as follows: (i) transfers may be made pursuant to the Dollar Cost Averaging program (see below) and (ii) transfers may be made from a one year fixed investment account to the variable account investment options if, at the time of the transfer, the guaranteed interest rate for the funds to be transferred is equal to or greater than the then current guaranteed rate for funds being transferred into the one year fixed investment option. The Company may withdraw its permission to make the transfers described in (ii) above at any time after April 30, 1996.

     Where there are multiple investment accounts within the one year fixed account investment option, amounts must be transferred from the one year fixed account investment option on a first-in-first-out basis.

     Withdrawals. The contract owner may make total and partial withdrawals of amounts held in the one year fixed account investment option at any time prior to the maturity date or his or her death. Withdrawals from the fixed account investment option will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS" in the Prospectus plus the following provisions also apply to withdrawals from the fixed account investment option: (1) the Company reserves the right to defer payment of amounts withdrawn from the fixed account investment option for up to six months from the date it receives the written withdrawal request (if a withdrawal is deferred for more than 30 days pursuant to this right, the Company will pay interest on the amount deferred at a rate not less than 3% per year (or such higher rate as may be required by the applicable state or jurisdiction)); and
(2) if there are multiple investment accounts under the fixed account investment option, amounts must be withdrawn from such accounts on a first-in-first-out basis.

     As noted in the Prospectus, withdrawals allocated to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge. The free withdrawal amount will be applied to a requested withdrawal, first, to withdrawals from variable account investment options on a pro rata basis and then to withdrawals from fixed account investment option on a first-in-first-out basis where there are multiple investment accounts within the fixed account investment option.

     If the contract owner does not specify the investment options from which a partial withdrawal is to be taken, a partial withdrawal will be taken from the variable account investment options until exhausted and then from the one year fixed account investment option.

     Withdrawals from the contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. (See "FEDERAL TAX MATTERS" in the Prospectus)

     Loans. The Company offers a loan privilege only to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. Owners of such contracts may obtain loans using the contract as the only security for the loan. Owners of such contracts may borrow amounts allocated to the fixed investment account in the same manner and subject to the same limitations as set forth under "LOANS" in the Prospectus.

     Fixed Annuity Options. Subject to the distribution of death benefits provisions (see "DEATH BENEFIT BEFORE MATURTY DATE" in the Prospectus), on death, withdrawal or the maturity date of the contract, the proceeds may be applied to a fixed annuity option. (See "ANNUITY OPTIONS" in the Prospectus) The amount of each fixed annuity payment is determined by applying the portion of the proceeds (less any applicable premium taxes) applied to purchase the fixed annuity to the appropriate table in the contract. If the table in use by the Company is more favorable to the contract owner, the Company will substitute that table. The Company guarantees the dollar amount of fixed annuity payments.

     Dollar Cost Averaging. The Dollar Cost Averaging ("DCA") program has been expanded to allow a contract owner entering in to a DCA agreement to instruct the Company to transfer a monthly predetermined dollar amount from any sub-account or the one year fixed account investment option to other sub-accounts until the amount in the sub-account from which the transfer is made or the one year fixed account investment option is exhausted.

     Mortality and Expense Risk, Administration and Distribution Fees . A daily fee in an amount equal to 1.65% of the value of each variable investment account on an annual basis is deducted from each sub-account (1.25% for mortality and expense risk fees, 0.25% for administration fees and 0.15% for distribution fees). This fee is not deducted from the one year fixed account investment option.

     Transfers After Maturity Date. As noted under "Transfers After Maturity Date" in the Prospectus, once variable annuity payments have begun, the contract owner may transfer all or part of the investment upon which such payments are based from one sub-account to another. Once annuity payments have commenced, however, no transfers may be made from a fixed annuity option to a variable annuity option or from a variable annuity option to a fixed annuity option.

     Securities Registration. Due to certain exemptive and exclusionary provisions, interests in the one year fixed account investment option are not registered under the Securities Act of 1933 ("1933 Act") and the Company's general account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither interests in the one year fixed account investment option nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the Commission has not reviewed the disclosures in this supplement to the Prospectus relating thereto. Disclosures relating to interests in the fixed account investment option and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

                                   * * * * *

     The following language supplements the disclosure under "Withdrawal
Charges":

     There is generally no withdrawal charge on distributions made as a result of the death of the contract owner or, if applicable, the annuitant (see "Death Benefit Before Maturity Date--Amount of Death Benefit"), and no withdrawal charges are imposed on the maturity date if the contract owner annuitizes as provided in the contract.

                                   * * * * *

     The following applies only to Section 403(b) qualified plans that are not subject to Title I of ERISA ("Section 403(b) Plans"):


     Contracts are not available for sale in New Jersey to non-ERISA Section 403(b) Plans.

                                   * * * * *

MISSTATEMENT AND PROOF OF AGE, SEX OR SURVIVAL

     The Company may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the annuitant has been misstated, the benefits will be those that would have been provided for the annuitant's correct age and sex. If the Company has made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.







VV.SUPP895

                                 SPECIAL TERMS

     The following terms as used in this Prospectus have the indicated meanings:

     Accumulation Unit - A unit of measure that is used to calculate the value of the contract before the maturity date.

     Annuitant - Any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. If the contract owner names more than one person as an "Annuitant," the second person named shall be referred to as "Co-Annuitant." All provisions based on the date of the death of the "Annuitant" will be based on the date of death of the last to survive of the "Annuitant" or "Co-Annuitant." The "Annuitant" and "Co-Annuitant" will be referred to collectively as "Annuitant." The "Annuitant" is as specified in the application, unless changed.

     Annuity Option - The method selected by the contract owner for annuity payments made by the Company.

     Annuity Service Office - The service office of the Company is P.O. Box 818, Boston, Massachusetts 02117-0818.

     Annuity Unit - A unit of measure that is used after the maturity date to calculate variable annuity payments.

     Beneficiary - The person, persons or entity entitled to the death benefit under the contract upon the death of the annuitant. The beneficiary is as specified in the application, unless changed. (See also "Successor Owner").

     Contingent Beneficiary - The person, persons or entity to become the beneficiary if the beneficiary is not alive. The contingent beneficiary is as specified in the application, unless changed.

     Contract Anniversary - The anniversary of the contract date.

     Contract Date - The date of issue of the contract.

     Contract Value - The total of the investment account values and, if applicable, any amount in the loan account attributable to the contract.

     Contract Year - The period of twelve consecutive months beginning on the contract date or any anniversary thereof.

     Debt - Any amounts in the loan account attributable to the contract plus any accrued loan interest. The loan provision is applicable to certain qualified contracts only.

     Due Proof of Death - Due Proof of Death is required upon the death of the Annuitant or the Owner. One of the following must be received at the Annuity Service Office within one year of the date of death:

     (a)  A certified copy of a death certificate;
     (b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
     (c)  Any other proof satisfactory to us.

Death benefits will be paid within 7 days of receipt of due proof of death and all required claim forms by the Company's Annuity Service Office.

     Fixed Annuity - Any annuity option with payments which are predetermined and guaranteed as to dollar amount.

     General Account - All the assets of the Company other than assets in separate accounts.

     Investment Account - An account established by the Company which represents a contract owner's interest in an investment option prior to the maturity date.

     Investment Account Value - The value of a contract owner's investment in an investment account.

     Investment Options - The investment choices available to contract owners. There are fourteen sub-accounts of the Variable Account currently available.

     Loan Account - The portion of the general account that is used for collateral when a loan is taken.

     Maturity Date - The date on which annuity benefits commence. The maturity date is the date specified on the contract specifications page, unless changed. If no date is specified, the maturity date, subject to applicable state law, will be the later of the first day of the month following the annuitant's 85th birthday or the first month following the tenth contract anniversary.

     Net Purchase Payment - The purchase payment less the amount of premium tax, if any.

     Non-Qualified Contracts - Contracts which are not issued under qualified plans.

     Owner or Contract Owner - The person, persons (co-owner) or entity entitled to all of the ownership rights under the contract. The owner has the legal right to make all changes in contractual designations where specifically permitted by the contract. The owner is as specified in the application, unless changed.

     Portfolio or Trust Portfolio - A separate investment portfolio of the Trust, a mutual fund in which the Variable Account invests, or of any successor mutual fund.

     Purchase Payment - An amount paid by a contract owner to the Company as consideration for the benefits provided by the contract.

     Qualified Contracts - Contracts issued under qualified plans.

     Qualified Plans - Retirement plans which receive favorable tax treatment under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended.

     Separate Account - A segregated account of the Company that is not commingled with the Company's general assets and obligations.

     Sub-Account(s) - One or more of the sub-accounts of the Variable Account. Each sub-account is invested in shares of a different Trust portfolio.

     Successor Owner - The person, persons or entity to become the owner if the owner dies prior to the Maturity Date. The successor owner is as specified in the application, unless changed. If no Successor Owner is designated or the Successor Owner dies before the Owner, the Owner's estate is the Successor Owner. (See also "Beneficiary").

     Valuation Date - Any date on which the New York Stock Exchange is open for business and the net asset value of a Trust portfolio is determined.

     Valuation Period - Any period from one valuation date to the next, measured from the time on each such date that the net asset value of each portfolio is determined.

     Variable Account - The NASL Variable Account, which is a separate account of the Company.

     Variable Annuity - An annuity option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified sub-accounts.

                                    SUMMARY

     The Contract. The contract offered by this Prospectus is a flexible purchase payment individual deferred variable annuity contract. The contract provides for the accumulation of contract values on a variable basis and the payment of annuity benefits on a variable and/or fixed basis.

     Retirement Plans. The contract may be issued pursuant to either non-qualified retirement plans or plans qualifying for special income tax treatment under the Internal Revenue Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans. (See "QUALIFIED RETIREMENT PLANS")

     Purchase Payments. A contract may be issued upon the making of an initial purchase payment of $25,000 or more. Minimum subsequent purchase payments must be $1,000, with an exception for qualified plans where minimum subsequent purchase payments must be $30. Purchase payments may be made at any time. If a purchase payment would cause the contract value to exceed $1,000,000, or the contract value already exceeds $1,000,000, no additional purchase payments will be accepted without prior approval of the Company. (See "PURCHASE PAYMENTS")

     Investment Options. Purchase payments may be allocated among the fourteen investment options currently available under the contract. The fourteen investment options are fourteen sub-accounts of the Variable Account, a separate account established by the Company. The sub-accounts invest in corresponding portfolios of the Trust: the Global Equity Trust, Pasadena Growth Trust, Equity Trust, Value Equity Trust, Growth and Income Trust, International Growth and Income Trust, Strategic Bond Trust, Global Government Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust and three Automatic Asset Allocation Trusts (Aggressive, Moderate and Conservative) (see the accompanying Prospectus of the Trust). The contract value during the accumulation period and periodic annuity payments, if selected on a variable basis, will reflect the investment performance of the sub-accounts selected. (See "NASL VARIABLE ACCOUNT") Subject to certain regulatory limitations, the Company may elect to add, subtract or substitute investment options.

     Transfers. Prior to the maturity date, amounts may be transferred among the investment options. After the maturity date, amounts may be transferred from one sub-account to another. There is no transaction charge for transfers. Transfers from any investment account must be at least $300 or, if less, the entire balance in the investment account. If, after the transfer the amount remaining in the Investment Account of the contract from which the transfer is made is less than $100, then the Company will transfer the entire amount instead of the requested amount. The Company may impose certain additional limitations on transfers. (See "TRANSFERS AMONG INVESTMENT OPTIONS" and "TRANSFERS AFTER MATURITY DATE") Transfer privileges may also be used under a special service offered by the Company to dollar cost average an investment in the contract. (See "SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING")

     Withdrawals. Prior to the earlier of the maturity date or the death of the annuitant, the contract owner may withdraw all or a portion of the contract value. The amount withdrawn from any investment account must be at least $300 or, if less, the entire balance of the investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the withdrawal request will be treated as a request to withdraw the entire contract value. A withdrawal charge and the $30 per year
administration fee, if applicable, may be imposed.  (See "WITHDRAWALS")   A
withdrawal may be subject to a penalty tax. (See "FEDERAL TAX MATTERS") Withdrawal privileges may also be exercised pursuant to the Company's systematic withdrawal plan service. (See "SPECIAL WITHDRAWAL SERVICES - SYSTEMATIC WITHDRAWAL PLAN")

     Loans. The Company offers a loan privilege to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. Owners of such contracts may obtain loans using the contract as the only security for the loan. The effective cost of a contract loan is 2% per year of the amount borrowed. (See "LOANS")

     Death Benefit. Generally, if the annuitant dies before the maturity date, the Company will pay to the beneficiary the minimum death benefit less any debt. If the annuitant dies on or before the first of the month following his or her 85th birthday and had an attained age of less than 81 years on the contract date, the minimum death benefit will be equal to the greater of: (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the excess of (i) the sum of each purchase payment accumulated daily at a rate equivalent to 5% per year starting on the date each purchase payment is allocated to the contract, subject to a maximum accumulation of two times each purchase payment, over (ii) the sum of each withdrawal or annuitized amount, including any applicable withdrawal charges, accumulated daily at a rate equivalent to 5% per year starting as of the date of each such withdrawal or annuitization, with a maximum accumulation of two times each such withdrawal or annuitized amount.
If the annuitant dies after the first of the month following his or her 85th birthday or had attained age 81 or greater on the contract date, the minimum death benefit will be the amount payable on total withdrawal on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office. In certain other cases, an amount equal to the owner's interest will be distributed when the owner dies before the maturity date.
(See "DEATH BENEFIT BEFORE MATURITY DATE") If the annuitant dies after the maturity date and annuity payments have been selected based on an annuity option providing for payments for a guaranteed period, the Company will make the remaining guaranteed payments to the beneficiary. (See "DEATH BENEFIT ON OR AFTER MATURITY DATE")

     Annuity Payments. The Company offers a variety of fixed and variable annuity options. Periodic annuity payments will begin on the maturity date. The contract owner selects the maturity date, frequency of payment and annuity option. (See "ANNUITY PROVISIONS")

     Ten Day Review. Within 10 days of receipt of a contract, the contract owner may cancel the contract by returning it to the Company. (See "TEN DAY RIGHT TO REVIEW")

     Charges and Deductions. The following table and Example are designed to assist contract owners in understanding the various costs and expenses that contract owners bear directly and indirectly. The table reflects expenses of the separate account and the underlying portfolio company. In addition to the items listed in the following table, premium taxes may be applicable to certain contracts and the Company reserves the right to impose an annual $30 per contract administration fee on contracts where the contract value is less than $10,000 as a result of a partial withdrawal. The items listed under "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" are more completely described in this Prospectus (see "CHARGES AND DEDUCTIONS"). The items listed under "Trust Annual Expenses" are described in detail in the accompanying Trust Prospectus to which reference should be made.


CONTRACT OWNER TRANSACTION EXPENSES
Deferred sales load (as percentage of purchase payments)
                 NUMBER OF COMPLETE YEARS                           WITHDRAWAL CHARGE
                   PURCHASE PAYMENT IN                                 PERCENTAGE
                        CONTRACT
                -----------------------------------------------------------------------
                           0                                                3%
                           1                                                3%
                           2                                                3%
                           3+                                               0%




SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Mortality and expense risk fees ............................................. 1.25%
Administration fee .......................................................... 0.25%
Distribution fee ............................................................ 0.15%
Total Separate Account Annual Expenses ...................................... 1.65%



TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets)

                                                MANAGEMENT      OTHER           TOTAL TRUST
TRUST PORTFOLIO                                    FEES        EXPENSES        ANNUAL EXPENSES
-----------------------------------------------------------------------------------------------
Global Equity ....................               0.900%         0.180%             1.080%
Pasadena Growth ..................               0.975%         0.000%             0.975%
Equity ...........................               0.750%         0.090%             0.840%
Value Equity .....................               0.800%         0.070%             0.870%
Growth and Income ................               0.750%         0.070%             0.820%
International Growth and Income ..               0.950%         0.300%*            1.250%
Strategic Bond ...................               0.775%         0.135%             0.910%
Global Government Bond ...........               0.800%         0.160%             0.960%
Investment Quality Bond ..........               0.650%         0.110%             0.760%
U.S. Government Securities .......               0.650%         0.080%             0.730%
Money Market .....................               0.500%         0.070%             0.570%
Aggressive Asset Allocation ......               0.750%         0.140%             0.890%
Moderate Asset Allocation ........               0.750%         0.100%             0.850%
Conservative Asset Allocation ....               0.750%         0.120%             0.870%

*Based on estimates of payments to be made during the current fiscal year.

Example


     A contract owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, if the contract owner surrendered the contract at the end of the applicable time period:



TRUST PORTFOLIO                       1 YEAR          3 YEARS         5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------
Global Equity ..................       $55             $114            $144            $307
Pasadena Growth ................        54              111             139             296
Equity .........................        53              107             133             283
Value Equity ...................        53              108             134             286
Growth and Income ..............        53              106             132             281
Int'l Growth and Income ........        55              114             N/A             N/A
Strategic Bond .................        54              109             136             290
Global Government Bond .........        54              110             139             295
Investment Quality Bond ........        52              105             129             275
U.S. Government Securities .....        52              104             127             272
Money Market ...................        50               99             119             256
Aggressive Asset Allocation ....        53              108             135             288
Moderate Asset Allocation ......        53              107             133             284
Conservative Asset Allocation ..        53              108             134             286


     A contract owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, if the contract owner annuitized as provided in the contract or did not surrender the contract at the end of the applicable time period:



TRUST PORTFOLIO                       1 YEAR          3 YEARS         5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------
Global Equity ..................       $28              $85            $144            $307
Pasadena Growth ................        27               82             139             296
Equity .........................        25               78             133             283
Value Equity ...................        26               78             134             286
Growth and Income ..............        25               77             132             281
Int'l Growth and Income ........        28               85             N/A             N/A
Strategic Bond .................        26               80             136             290
Global Government Bond .........        26               81             139             295
Investment Quality Bond ........        24               75             129             275
U.S. Government Securities .....        24               74             127             272
Money Market ...................        23               69             119             256
Aggressive Asset Allocation ....        26               79             135             288
Moderate Asset Allocation ......        25               78             133             284
Conservative Asset Allocation ..        26               78             134             286


     For purposes of presenting the foregoing Example, the Company has made certain assumptions mandated by the Securities and Exchange Commission (the "Commission"). The Company has assumed that, where applicable, the maximum sales load is deducted, that there are no transfers or other transactions and that the "Other Expenses" line item under "Trust Annual Expenses" will remain the same. Such assumptions, which are mandated by the Commission in an attempt to provide prospective investors with standardized data with which to compare various annuity contracts, do not take into account certain features of the contract and prospective changes in the size of the Trust which may operate to change the expenses borne by contract owners. Consequently, the amounts listed in the Example above should not be considered a representation of past or future expenses and actual expenses borne by contract owners may be greater or lesser than those shown.

                                * * * * * * * *

     The above summary is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and Statement of Additional Information and the accompanying Prospectus and Statement of Additional Information for the Trust, to which reference should be made.


                       TABLE OF ACCUMULATION UNIT VALUES

                                               Unit VALUE
                                                AT START               UNIT VALUE AT      NUMBER OF UNITS
YEAR ENDED 12/31                                OF YEAR                END OF YEAR         AT END OF YEAR
---------------------------------------------------------------------------------------------------------
Global Equity
  1993 .................                      $10.000000                $12.143755          1,455,573.105
  1994 .................                       12.143755                 12.153179          3,592,193.950
Pasadena Growth
  1993 .................                       10.000000                  9.910654            495,011.310
  1994 .................                        9.910654                  9.280989          1,241,595.122
Equity
  1993 .................                       10.000000                 11.207514          1,310,160.137
  1994 .................                       11.207514                 10.965867          2,816,189.184
Value Equity*
  1993 .................                       10.000000                 10.669366            647,304.380
  1994 .................                       10.669366                 10.578121          1,934,939.580
Growth and Income
  1993 .................                       10.000000                 10.315501          1,200,427.110
  1994 .................                       10.315501                 10.436393          2,638,198.076
Strategic Bond
  1993 .................                       10.000000                 10.703311            404,454.864
  1994 .................                       10.703311                  9.897404            702,527.632
Global Government Bond
  1993 .................                       10.000000                 11.068993            919,628.562
  1994 .................                       11.068993                 10.262238          1,430,116.858
Investment Quality Bond (formerly
 called Bond Sub-account)
  1993 ........................                10.000000                 10.356230            341,616.109
  1994 ........................                10.356230                  9.713969            687,635.876
U.S. Gov. Securities (formerly called
 U.S. Gov. Bond Sub-account)
  1993 ...........................             10.000000                 10.262275          1,311,380.702
  1994 ...........................             10.262275                  9.968713          1,477,293.193
Money Market
  1993 ...........................             10.000000                 10.073934            516,542.992
  1994 ...........................             10.073934                 10.290731          2,071,787.931
Aggressive Asset Allocation
  1993 ...........................             10.000000                 10.546977            165,598.227
  1994 ...........................             10.546977                 10.303433            461,965.883
Moderate Asset Allocation
  1993 ...........................             10.000000                 10.493326            983,507.615
  1994 ...........................             10.493326                 10.156264          1,725,861.503
Conservative Asset Allocation
  1993 ...........................             10.000000                 10.407901            544,736.049
  1994 ...........................             10.407901                 10.050011            771,618.527

                    GENERAL INFORMATION ABOUT NORTH AMERICAN
                            SECURITY LIFE INSURANCE
              COMPANY, NASL VARIABLE ACCOUNT AND NASL SERIES TRUST

NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

     North American Security Life Insurance Company ("the Company") is a stock life insurance company organized under the laws of Delaware in 1979. The Company's principal office is located at 116 Huntington Avenue, Boston,
Massachusetts 02116.    The Company is a wholly-owned subsidiary of North
American Life, 5650 Yonge Street, North York, Ontario M2M 4G4, a mutual life insurance company established in 1881 in Canada.

NASL VARIABLE ACCOUNT

     The Company established the Variable Account on August 24, 1984 as a separate account under Delaware law. The income, gains and losses, whether or not realized, from assets of the Variable Account are, in accordance with the contracts, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. Nevertheless, all obligations arising under the contracts are general corporate obligations of the Company. Assets of the Variable Account may not be charged with liabilities arising out of any other business of the Company.

     The Variable Account is registered with the Commission under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies. Registration under the 1940 Act does not involve supervision by the Commission of the management or investment policies or practices of the Variable Account.

     There are currently fourteen sub-accounts within the Variable Account available under the contracts: the Global Equity Sub-Account, the Pasadena Growth Sub-Account, the Equity Sub-Account, the Value Equity Sub-Account, the Growth and Income Sub-Account, the International Growth and Income Sub-Account, the Strategic Bond Sub-Account, the Global Government Bond Sub-Account, the Investment Quality Bond Sub-Account, the U.S. Government Securities Sub-Account, the Money Market Sub-Account and three Automatic Asset Allocation Sub-Accounts (Aggressive, Moderate and Conservative). The Company reserves the right, subject to compliance with applicable law, to add other sub-accounts, eliminate existing sub-accounts, combine sub-accounts or transfer assets in one sub-account to another sub-account established by the Company or an affiliated company. The Company will not eliminate existing sub-accounts or combine sub-accounts without the prior approval of the appropriate state or federal regulatory authorities.

NASL SERIES TRUST

     The assets of each available sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Trust: the Global Equity Trust, Pasadena Growth Trust, Equity Trust, Value Equity Trust, Growth and Income Trust, International Growth and Income Trust, Strategic Bond Trust, Global Government Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust and three Automatic Asset Allocation Trusts (Aggressive, Moderate and Conservative). The Trust is registered under the 1940 Act as an open-end management investment company. Each of the portfolios is diversified for purposes of the 1940 Act, except for the Global Government Bond Trust which is non-diversified so that it may invest more than 5% of its assets in securities issued by a foreign government. The Trust receives investment subadvisory services from NASL Financial Services, Inc.

     The Trust currently has seven subadvisers. Fidelity Management Trust Company provides investment subadvisory services to the Equity, Conservative Asset Allocation, Moderate Asset Allocation and Aggressive Asset Allocation Trusts. Goldman Sachs Asset Management provides investment subadvisory services to the Value Equity Trust. Roger Engemann Management Co., Inc. provides investment subadvisory services to the Pasadena Growth Trust. Wellington Management Company provides investment subadvisory services to the Growth and Income, Investment Quality Bond and Money Market Trusts. Salomon Brothers Asset Management Inc provides investment subadvisory services to the U.S. Government Securities and Strategic Bond Trusts. Oechsle International Advisors, L.P. provides investment subadvisory services to the Global Equity and Global Government Bond Trusts. J.P. Morgan Investment Management Inc. provides investment subadvisory services to the International Growth and Income Trust.

The following is a brief description of each portfolio:

     Global Equity Trust. The investment objective of the Global Equity Trust is to obtain long-term capital appreciation by investing primarily in a globally diversified portfolio of common stocks and securities convertible into or exercisable for common stocks.

     Pasadena Growth Trust. The principal investment objective of the Pasadena Growth Trust is long-term growth of capital by emphasizing investments in companies with rapidly growing earnings per share, some of which may be smaller emerging growth companies.

     Equity Trust. The principal investment objective of the Equity Trust is to obtain growth of capital by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks. Current income is a secondary consideration although growth of income may accompany growth of capital.

     Value Equity Trust. The principal investment objective of the Value Equity Trust is long-term growth of capital by investing primarily in common stocks and securities convertible into or carrying the right to buy common stocks.

     Growth and Income Trust. The principal investment objective of the Growth and Income Trust is to provide long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

     International Growth and Income Trust. The investment objective of the International Growth and Income Trust is to seek long-term growth of capital and income by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers. The portfolio may also invest in debt securities of corporate or sovereign issuers rated A or higher by Moody's or S&P or, if unrated, of equivalent credit quality as determined by J.P. Morgan. Under normal circumstances, the portfolio will be invested approximately 85% in equity securities and 15% in fixed income securities.

     Strategic Bond Trust. The principal investment objective of the Strategic Bond Trust is to seek a high level of total return consistent with preservation of capital by giving its Subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed-income market as the Subadviser believes will best contribute to the achievement of the portfolio's objective.

     Global Government Bond Trust. The investment objective of the Global Government Bond Trust is to obtain a high level of total return by placing primary emphasis on high current income and the preservation of capital by investing primarily in a global portfolio of high-quality, fixed-income securities of foreign and United States governmental entities and supranational issuers.

     Investment Quality Bond Trust.   The principal investment objective of the
Investment Quality Bond Trust is to provide a high level of current income consistent with the maintenance of principal and liquidity by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

     U.S. Government Securities Trust. The investment objective of the U.S. Government Securities Trust is to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

     Money Market Trust. The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of thirteen months or less issued primarily by United States entities.

     Automatic Asset Allocation Trusts. The investment objective of the Automatic Asset Allocation Trusts is to obtain the highest total return consistent with a specified level of risk tolerance -- conservative, moderate or aggressive -- by investing primarily in domestic debt, equity and money market securities.

     * The Aggressive Asset Allocation Trust seeks the highest total return consistent with an aggressive level of risk tolerance. The Trust attempts to limit the decline in portfolio value in very adverse market conditions to 15% over any twelve month period.

     * The Moderate Asset Allocation Trust seeks the highest total return consistent with a moderate level of risk tolerance. The Trust attempts to limit the decline in portfolio value in very adverse market conditions to 10% over any twelve month period.

     * The Conservative Asset Allocation Trust seeks the highest total return consistent with a conservative level of risk tolerance. The Trust attempts to limit the decline in portfolio value in very adverse market conditions to 5% over any twelve month period.

     In pursuing the Strategic Bond and Investment Quality Bond Trusts' investment objective, each portfolio expects to invest a portion of its assets in high yield securities, commonly known as "junk bonds" which also present a high degree of risk. The risks of these securities include price volatility and risk of default in the payment of interest and principal. See "Risk Factors Relating to High Yield Securities" contained in the NASL Series Trust prospectus before investing in either Trust.

     In pursuing the Global Equity, Strategic Bond, International Growth and Income and Global Government Bond Trusts' investment objective, each portfolio may invest a portion of its assets in foreign securities which may present additional risks. See "Foreign Securities" in the NASL Series Trust prospectus before investing in any of these Trusts.

     If the shares of a Trust portfolio are no longer available for investment or in the Company's judgment investment in a Trust portfolio becomes inappropriate in view of the purposes of the Variable Account, the Company may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, no such substitution will be made without notice to the contract owner and prior approval of the Commission to the extent required by the 1940 Act.

     The Company will vote shares of the Trust portfolios held in the Variable Account at meetings of shareholders of the Trust in accordance with voting instructions received from the persons having the voting interest under the contracts. The number of portfolio shares for which voting instructions may be given will be determined by the Company in the manner described below, not more than 90 days prior to the meeting of the Trust. Trust proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. Portfolio shares held in the Variable Account that are attributable to contract owners and as to which no timely instructions are received will be voted by the Company in proportion to the instructions received. Portfolio shares that are not attributable to contract owners will be voted by the owners of such shares in their discretion.

     Prior to the maturity date, the person having the voting interest under a contract is the contract owner and the number of votes as to each portfolio for which voting instructions may be given is determined by dividing the value of the investment account corresponding to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio. After the maturity date, the person having the voting interest under a contract is the annuitant and the number of votes as to each portfolio for which voting instructions may be given is determined by dividing the reserve for the contract allocated to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a contract will usually decrease after commencement of annuity payments. The Company reserves the right to make any changes in the voting rights described above that may be permitted by the federal securities laws or regulations or interpretations of these laws or regulations.

     A full description of the Trust, including the investment objectives, policies and restrictions of each of the portfolios, is contained in the Prospectus for the Trust which accompanies this Prospectus and should be read by a prospective purchaser before investing.


                          DESCRIPTION OF THE CONTRACT

ACCUMULATION PROVISIONS

PURCHASE PAYMENTS

     Purchase payments are paid to the Company at its Annuity Service Office. The minimum initial purchase payment is $25,000. Minimum subsequent purchase payments must be $1,000 with an exception for qualified plans where minimum subsequent purchase payments must be $30. Purchase payments may be made at any time. The Company may provide by separate agreement for purchase payments to be automatically withdrawn from a contract owner's bank account on a periodic basis. If a purchase payment would cause the contract value to exceed $1,000,000 or the contract value already exceeds $1,000,000, additional purchase payments will be accepted only with the prior approval of the Company.

     The Company may, at its option, cancel a contract at the end of any two consecutive contract years in which no purchase payments have been made, if both (i) the total purchase payments made over the life of the contract, less withdrawals, are less than $2,000; and (ii) the contract value at the end of such two year period is less than $2,000. Upon cancellation the Company will pay the contract owner the contract value computed as of the valuation period during which the cancellation occurs less any debt and less the annual $30 administration fee, if applicable. The amounts paid will be treated as withdrawals for federal tax purposes and, thus, may be subject to income tax and to a 10% penalty tax. (See "FEDERAL TAX MATTERS")

     Purchase payments are allocated among the investment options in accordance with the percentages designated by the contract owner in the application. The contract owner may change the allocation of subsequent purchase payments at any time upon written notice to the Company or by telephone in accordance with the Company's telephone transfer procedures.

ACCUMULATION UNITS

     The Company will establish an investment account for the contract owner for each investment option to which such contract owner allocates purchase payments. Purchase payments are credited to such investment accounts in the form of accumulation units.

     The number of accumulation units to be credited to each investment account is determined by dividing the net purchase payment allocated to that investment account by the value of an accumulation unit for that investment account for the valuation period during which the purchase payment is received at the Company's Annuity Service Office complete with all necessary information or, in the case of the first purchase payment, pursuant to the procedures described below.

     Initial purchase payments received by mail will usually be credited in the valuation period during which received at the Annuity Service Office, and in any event not later than two business days after receipt of a properly completed application and all information necessary for processing of the application. The applicant will be informed of any deficiencies in an application if it cannot be processed and the purchase payment credited within two business days after receipt. If the deficiencies are not remedied within five business days, the purchase payment will be returned promptly to the applicant, unless the applicant specifically consents to the Company's retaining the purchase payment until all necessary information is received. Initial purchase payments received by wire transfer from broker-dealers will be credited in the valuation period during which received where such broker-dealers have made special arrangements with the Company for the collection and forwarding of contract applications.

VALUE OF ACCUMULATION UNITS

     The value of accumulation units will vary from one valuation period to the next depending upon the investment results of the particular sub-accounts to which purchase payments are allocated. The value of an accumulation unit for each sub-account was arbitrarily set at $10 for the first valuation period under other contracts issued by the Company. The value of an accumulation unit for any subsequent valuation period is determined by multiplying the value of an accumulation unit for the immediately preceding valuation period by the net investment factor for such sub-account (described below) for the valuation period for which the value is being determined.

NET INVESTMENT FACTOR

     The net investment factor is an index used to measure the investment performance of a sub-account from one valuation period to the next. The net investment factor for each sub-account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

     Where (a) is:

          (1) the net asset value per share of a portfolio share held in the sub-account determined at the end of the current valuation period, plus

          (2) the per share amount of any dividend or capital gain distributions made by the portfolio on shares held in the sub-account if the "ex-dividend" date occurs during the current valuation period.

     Where (b) is:

          the net asset value per share of a portfolio share held in the sub-account determined as of the end of the immediately preceding valuation period.

     Where (c) is:

          a factor representing the charges deducted from the sub-account on a daily basis for certain administrative expenses, a portion of the distribution expenses, and mortality and expense risks fees. Such factor is equal on an annual basis to 1.65%: (0.25% for administrative expenses, 0.15% for distribution expenses and 1.25% for mortality and expense risks).

     The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same.

TRANSFERS AMONG INVESTMENT OPTIONS

     Before the maturity date the contract owner may transfer amounts among the investment options at any time and without charge upon written notice to the Company or by telephone if the contract owner authorizes the Company in writing to accept telephone transfer requests. Accumulation units will be canceled from the investment account from which amounts are transferred and credited to the investment account to which amounts are transferred. The Company will effect such transfers so that the contract value on the date of the transfer will not be affected by the transfer. The contract owner must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then the Company will transfer the entire amount instead of the requested amount. The Company reserves the right to limit, upon notice, the maximum number of transfers a contract owner may make to one per month or six at any time within a contract year. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust portfolios. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

TELEPHONE TRANSACTIONS

     Contract owners are permitted to request transfers/redemptions by telephone. The Company will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. To be permitted to request a transfer/redemption by telephone, a contract owner must elect the option on the Application. (If a contract owner does not initially elect an option in the Application form, they may request authorization by executing an appropriate authorization form provided by the Company upon request.) The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly. Such procedures include the following. Upon telephoning a request, contract owners will be asked to provide their account number, and if not available, their social security number. For the contract owner's and Company's protection, all conversations with contract owners will be tape recorded. All telephone transactions will be followed by a confirmation statement of the transaction.

SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING

     The Company administers a Dollar Cost Averaging ("DCA") program which enables a contract owner to pre-authorize a periodic exercise of the contractual transfer rights described above. Contract owners entering into a DCA agreement instruct the Company to transfer monthly a predetermined dollar amount from any Sub-account to other Sub-accounts until the amount in the Sub-account from which the transfer is made is exhausted. The DCA program is generally suitable for contract owners making a substantial deposit to the contract and who desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk. Contract owners interested in the DCA program may elect to participate in the program on the contract application or by separate application. Contract owners may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Annuity Service Office.

ASSET REBALANCING PROGRAM

     The Company administers an Asset Rebalancing Program which enables a contract owner to indicate to the Company the percentage levels he or she would like to maintain in particular portfolios. On the last business day of every calendar quarter, the contract owner's contract value will be automatically rebalanced to maintain the indicated percentages by transfers among the portfolios. The entire contract value must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, contract owners should monitor their use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. Contract owners interested in the Asset Rebalancing Program may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Annuity Service Office.

WITHDRAWALS

     Prior to the earlier of the maturity date or the death of the annuitant, the contract owner may withdraw all or a portion of the contract value upon written request, complete with all necessary information to the Company's Annuity Service Office. For certain qualified contracts, exercise of the withdrawal right may require the consent of the qualified plan participant's spouse under the Internal Revenue Code and regulations promulgated by the Treasury Department. In the case of a total withdrawal, the Company will pay the contract value as of the date of receipt of the request at its Annuity Service Office, less any applicable annual $30 administration fee, any debt and any applicable withdrawal charge, and the contract will be canceled. In the case of a partial withdrawal, the Company will pay the amount requested and cancel that number of accumulation units credited to each investment account necessary to equal the amount withdrawn from each investment account plus any applicable withdrawal charge deducted from such investment account. (See "CHARGES AND DEDUCTIONS")

     When making a partial withdrawal, the contract owner should specify the investment options from which the withdrawal is to be made. The amount requested from an investment option may not exceed the value of that investment option less any applicable withdrawal charge. If the contract owner does not specify the investment options from which a partial withdrawal is to be made, the withdrawal will be taken pro rata from the investment options: taking from each investment option an amount which bears the same relationship to the total amount withdrawn as the value of such investment option bears to the total investment account values.

     There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, the Company will treat the partial withdrawal as a withdrawal of the entire amount held in the investment option. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the Company will treat the partial withdrawal as a total withdrawal of the contract value.

     The amount of any withdrawal will be paid promptly, and in any event within seven days of receipt of the request, complete with all necessary information at the Company's Annuity Service Office, except that the Company reserves the right to defer the right of withdrawal or postpone payments for any period when: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or (4) the Commission, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (2) and (3) exist.

     Withdrawals from the contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from contracts issued in connection with
Section 403(b) qualified plans only under limited circumstances. (See "FEDERAL TAX MATTERS")

     Telephone Redemptions. The contract owner may request the option to withdraw a portion of the contract value by telephone by completing the application described under "Telephone Transactions" above. The Company reserves the right to impose maximum withdrawal amounts and procedural requirements regarding this privilege. For additional information on Telephone Redemptions see "Telephone Transactions" above.

SPECIAL WITHDRAWAL SERVICES - SYSTEMATIC WITHDRAWAL PLAN

     The Company administers a Systematic Withdrawal Plan ("SWP") which enables a contract owner to pre-authorize a periodic exercise of the contractual withdrawal rights described above. Contract owners entering into a SWP agreement instruct the Company to withdraw a level dollar amount from specified investment options on a periodic basis. The total of SWP withdrawals in a contract year is limited to not more than 10% of the purchase payments made to ensure that no withdrawal charge will ever apply to a SWP withdrawal. If an additional withdrawal is made from a contract participating in SWP, the SWP will terminate automatically and may be reinstated only on or after the next contract anniversary pursuant to a new application. SWP is not available to contracts participating in the dollar cost averaging program or for which purchase payments are being automatically deducted from a bank account on a periodic basis. SWP withdrawals will be free of withdrawal charges. SWP withdrawals may, however, be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS") Contract owners interested in SWP may elect to participate in this program on the contract application or by separate application. Contract owners may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Annuity Service Office.

LOANS

     The Company offers a loan privilege only to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. Owners of such contracts may obtain loans using the contract as the only security for the loan. Loans are subject to provisions of the Code and to applicable retirement program rules (collectively, "loan rules"). Tax advisers and retirement plan fiduciaries should be consulted prior to exercising loan privileges.

     Under the terms of the contract, the maximum loan value is equal to 80% of the contract value, although loan rules may serve to reduce such maximum loan value in some cases. The amount available for a loan at any given time is the loan value less any outstanding debt. Debt equals the amount of any loans plus accrued interest. Loans will be made only upon written request from the owner. The Company will make loans within seven days of receiving a properly completed loan application (applications are available from the Annuity Service Office), subject to postponement under the same circumstances that payment of withdrawals may be postponed. (See "WITHDRAWALS")

     When an owner requests a loan, the Company will reduce the owner's investment in the investment accounts and transfer the amount of the loan to the loan account, a part of the Company's general account. The owner may designate the investment accounts from which the loan is to be withdrawn. Absent such a designation, the amount of the loan will be withdrawn from the investment accounts in accordance with the rules for making partial withdrawals. (See "WITHDRAWALS") The contract provides that owners may repay contract debt at any time. Under applicable tax rules, loans generally must be repaid within five years, repayments must be made at least quarterly and repayments must be made in substantially equal amounts. When a loan is repaid, the amount of the repayment will be transferred from the loan account to the investment accounts. The owner may designate the investment accounts to which a repayment is to be allocated. Otherwise, the repayment will be allocated in the same manner as the owner's most recent purchase payment. On each contract anniversary, the Company will transfer from the investment accounts to the loan account the amount by which the debt on the contract exceeds the balance in the loan account.

     The Company charges interest of 6% per year on contract loans. Loan interest is payable in arrears and, unless paid in cash, the accrued loan interest is added to the amount of the debt and bears interest at 6% as well. The Company credits interest with respect to amounts held in the loan account at a rate of 4% per year. Consequently, the net cost of loans under the contract is 2%. If on any date debt under a contract exceeds the contract value, the contract will be in default. In such case the owner will receive a notice indicating the payment needed to bring the contract out of default and will have a thirty-one day grace period within which to pay the default amount. If the required payment is not made within the grace period, the contract may be foreclosed (terminated without value).

     The amount of any debt will be deducted from the minimum death benefit. (See "DEATH BENEFIT BEFORE MATURITY DATE") In addition, debt, whether or not repaid, will have a permanent effect on the contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer debt is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on amounts held in the loan account while the debt is outstanding, the contract value will not increase as rapidly as it would have if no debt were outstanding. If investment results are below that rate, the contract value will be higher than it would have been had no debt been outstanding.

DEATH BENEFIT BEFORE MATURITY DATE

     The following discussion applies principally to contracts that are not issued in connection with qualified plans, i.e., a "non-qualified contract." The requirements of the tax law applicable to qualified plans, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, a prospective purchaser of the contract to be used in connection with a qualified plan should seek competent legal and tax advice regarding the suitability of the contract for the situation involved and the requirements governing the distribution of benefits, including death benefits, from a contract used in the plan. In particular, a prospective purchaser who intends to use the contract in connection with a qualified plan should consider that the contract provides a minimum death benefit (described below) that could be characterized as an incidental death benefit. There are limits on the amount of incidental benefits that may be provided under certain qualified plans and the provision of such benefits may result in currently taxable income to plan participants. (See "FEDERAL TAX MATTERS".)

Death of Last Surviving Annuitant (Where the Annuitant Was Not an Owner)

     The Company will pay the minimum death benefit, less any debt, to the beneficiary if (1) the annuitant dies before the maturity date, (2) the annuitant is not an owner, (3) there is no surviving co-annuitant, and (4) no owner of the contract is a non-natural person. (If any owner of the contract is a non-natural person, the death or change of any annuitant is treated as the death of an owner -- see "Death of

Owner") The beneficiary (1) may elect to receive payment (either as a lump sum or in accordance with any annuity option described in the contract) or (2) may elect to continue the contract, as its owner, with the contract value on the date due proof of death and all required claim forms are received, equal to the minimum death benefit. An election to receive the minimum death benefit under an annuity option must be made within 60 days after the date on which the death benefit first becomes payable. (See "Annuity Options") (In general, a beneficiary who continues the contract will nonetheless be treated for federal income tax purposes as if he or she had received the minimum death benefit.)

Death of Owner

     Deceased Owner (Who was the Last-Surviving Annuitant): The Company will pay the minimum death benefit, less any debt, to the beneficiary if (1) an owner dies before the maturity date, (2) the deceased owner is an annuitant, and (3) there is no surviving co-annuitant. If the contract is a non-qualified contract, after the owner's death, the beneficiary's entire interest must be distributed within five years unless (1) the beneficiary elects to receive his or her interest as an annuity which begins within one year of the owner's death and is paid over the beneficiary's life or over a period not extending beyond the beneficiary's life expectancy or (2) the beneficiary is the deceased owner's surviving spouse and elects to continue the contract, as its owner, with the contract value on the date due proof of death and all required claim forms are received, equal to the minimum death benefit. An election to receive the minimum death benefit as an annuity must be made within 60 days after the date on which the death benefit first becomes payable. (See "Annuity Options") If the spouse continues the contract, the distribution rules applicable when a contract owner dies generally will apply when that spouse, as the owner, dies. For purposes of this paragraph, in determining the minimum death benefit, withdrawal charges (applicable when an annuitant either dies after the first of the month following his or her 85th birthday or when the annuitant had attained age 81 or greater on the contract date -- see "Minimum Death Benefit") will be taken into account, but only when the minimum death benefit is paid and only if such charges would have applied if the payment had been made to the deceased owner at that time.

     Deceased Owner (Who was Not the Last-Surviving Annuitant and There Are No Surviving Owners): If (1) an owner dies before the maturity date, (2) any annuitant survives, and (3) there are no surviving owners, the Company will transfer the interest in the contract to the successor owner. If the contract is a non-qualified contract, after the owner's death, the successor owner's entire interest in the contract must be distributed within five years unless
(1) the successor owner elects to receive payment of the interest in the contract as an annuity which begins within one year of the owner's death and is paid over the successor owner's life or over a period not extending beyond the successor owner's life expectancy or (2) the successor owner is the deceased owner's surviving spouse and elects to continue the contract, as its owner, with the contract value on the date due proof of death and all required claim forms are received, equal to the interest in the contract. An election to receive the interest in the contract as an annuity must be made within 60 days after the date on which the death benefit first becomes payable. (See "Annuity Options") If the spouse continues the contract, the distribution rules applicable when a contract owner dies generally will apply when that spouse, as the owner, dies. If the deceased Owner had not attained age 81 on the contract date, the interest in the contract equals the contract value. If the deceased Owner had attained age 81 on the contract date, the interest in the contract also equals the contract value, but such interest may be subject to applicable withdrawal charges when any amounts are actually paid. (See "Withdrawals")
The successor owner's right to the interest in the contract does not affect the annuitant designations in the contract, although the successor owner may change such designations after acquiring the interest in the contract.

     Deceased Owner (Who was Not the Last-Surviving Annuitant and There Are Surviving Owners): If (1) an owner dies before the maturity date, (2) any annuitant survives, and (3) there is a surviving owner, the Company will transfer the interest in the contract to the surviving owner. The amount of this interest and the rights and restrictions attendant to this transfer are the same as those described in the immediately preceding paragraph, except that "surviving owner" should be substituted for "successor owner," wherever these terms appear.

     Non-Natural Owners: If any owner of a non-qualified contract is not an individual, the death or change of any annuitant will be treated as the death of an owner (who was not the last-surviving annuitant), unless the last-surviving annuitant has actually died in which case the death will be treated as the death of an owner (who is the last-surviving annuitant).

     Application of Distributed Amounts Towards the Purchase of a New Contract:
A beneficiary, successor owner, or surviving owner, as the case may be, may apply amounts required to be distributed towards the purchase of a new contract. In general, if such distributed amounts are so applied, the beneficiary, successor owner, or surviving owner will be treated for federal income tax purposes as if he or she had received these distributed amounts.

Minimum Death Benefit

     If the last surviving annuitant dies on or before the first of the month following his or her 85th birthday and had an attained age of less than 81 years on the contract date, the minimum death benefit will be equal to the greater of: (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or
(b) the excess of (i) the sum of each purchase payment accumulated daily, at the equivalent of 5% per year, starting on the date each purchase payment is allocated to the Contract, with a maximum accumulation of two times each purchase payment, over (ii) the sum of each withdrawal or annuitized amount, including any applicable withdrawal charges, accumulated daily at a rate equivalent to 5% per year, starting as of the date of each such withdrawal or annuitization, with a maximum accumulation of two times each such withdrawal or annuitization amount. If the last surviving annuitant dies after the first of the month following his or her 85th birthday and had an attained age of less than 81 years on the contract date, the minimum death benefit will be equal to the greater of: (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or
(b) the excess of (i) the sum of all purchase payments over (ii) the sum of any amounts deducted in connection with partial withdrawals. If the last surviving annuitant dies and the Annuitant had an attained age of 81 or greater on the contract date, the minimum death benefit payable on due proof of death and receipt of all required claim forms will equal the amount payable on total withdrawal.

     Death benefits will be paid within seven days of receipt of due proof of death and all required claim forms are received at the Company's Annuity Service Office, subject to postponement under the same circumstances that payment of withdrawals may be postponed. (See "WITHDRAWALS")

ANNUITY PROVISIONS

GENERAL

     The proceeds of the contract payable on death, withdrawal or the contract maturity date may be applied to the annuity options described below, subject to the distribution of death benefit provisions. (See "DEATH BENEFIT BEFORE MATURITY DATE")

     Generally, annuity benefits under the contract will begin on the maturity date. The maturity date is the date specified on the contract specifications page, unless changed. If no date is specified, the maturity date is the maximum maturity date described below. The contract owner may specify a different maturity date at any time by written request at least one month before both the previously specified and the new maturity date. The maximum maturity date, subject to applicable state law, will be the later of the first day of the month following the annuitant's 85th birthday or the first month following the tenth contract anniversary. Distributions from qualified contracts may be required before the maturity date. The Company may at its discretion permit an extension of the maturity date. See Appendix C for contracts issued in Pennsylvania. Maturity dates which occur at advanced ages, e.g., past age 85, may in some circumstances have adverse income tax consequences. See "FEDERAL TAX MATTERS."

     The contract owner may select the frequency of annuity payments. However, if the contract value at the maturity date is such that a monthly payment would be less than $20, the Company may pay the contract value, less any debt, in one lump sum to the annuitant on the maturity date.

ANNUITY OPTIONS

     Annuity benefits are available under the contract on a fixed or variable basis or any combination of fixed and variable bases. Upon purchase of the contract, and on or before the maturity date, the contract owner may select one or more of the annuity options described below on a fixed and/or variable basis (except Option 5 which is available on a fixed basis only) or choose an alternate form of settlement acceptable to the Company. If on the maturity date you have not selected an annuity option, we will provide variable annuity payments which will continue for ten years or for the life of the annuitant if longer. Such variable payments will be based on the allocation of your contract value among the sub-accounts at the time the first variable annuity payment is determined as described under "Determination of Amount of the First Annuity Payment" section below. Treasury Department regulations may preclude the availability of certain annuity options in connection with certain qualified contracts.

The following annuity options are guaranteed in the contract.

      Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the annuitant. No payments are due after the death of the annuitant. Since there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second paymeny is due.

      Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

      Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the annuitant and a designated co-annuitant. No payments are due after the death of the last survivor of the annuitant and co-annuitant.
                   Since there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

      Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10
                   Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the annuitant and a designated co-annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the tenth year.

     In addition to the foregoing annuity options which the Company is contractually obligated to offer at all times, the Company currently offers the following annuity options. The Company may cease offering the following annuity options at any time and may offer other annuity options in the future.

      Option 3:    Life annuity with Payments Guaranteed for 5, 15 or 20 Years -
                   An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the annuitant.
                   Since payments are guaranteed for the specific number of years, annuity payments will be made to the end of the last year of the 5, 15 or 20 year period.

      Option 4:    Joint & Two-Thirds Survivor Non-Refund Life Annuity - An
                   annuity with full payments during the joint lifetime of the annuitant and a designated co-annuitant and two-thirds payments during the lifetime of the survivor. Since there is no guarantee that any minimum number of payments will be made, an annuitant or co- annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

      Option 5:    Period Certain Only Annuity for 5, 10, 15 or 20 years - An annuity with payments for a 5, 10, 15 or 20 year period and no payments thereafter.

DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY PAYMENT

     The first variable annuity payment is determined by applying that portion of the contract value used to purchase a variable annuity, measured as of a date not more than ten business days prior to the maturity date (minus any applicable premium taxes), to the annuity tables contained in the contract. (The amount of the first and all subsequent fixed annuity payments is determined on the same basis using the portion of the contract value used to purchase a fixed annuity.) The rates contained in such tables depend upon the annuitant's age, as adjusted, and annuity option selected. Under such tables, the longer the life expectancy of the annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. The tables are based on the 1983-a Individual Annuitant Mortality Table projected at Scale G, and reflect an assumed interest rate of 4% per year.

ANNUITY UNITS AND THE DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

     Variable annuity payments subsequent to the first will be based on the investment performance of the sub-accounts selected. The amount of such subsequent payments is determined by dividing the amount of the first annuity payment from each sub-account by the annuity unit value of such sub-account (as of the same date the contract value to effect the annuity was determined) to establish the number of annuity units which will thereafter be used to determine payments. This number of annuity units for each sub-account is then multiplied by the appropriate annuity unit value as of a uniformly applied date not more than ten business days before the annuity payment is due, and the resulting amounts for each sub-account are then totaled to arrive at the amount of the payment to be made. The number of annuity units remains constant during the annuity payment period.

     The value of an annuity unit for each sub-account for any valuation period is determined by multiplying the annuity unit value for the immediately preceding valuation period by the net investment factor for that sub-account (see "NET INVESTMENT FACTOR") for the valuation period for which the annuity unit value is being calculated and by a factor to neutralize the assumed interest rate.

     A 4% assumed interest rate is built into the annuity tables in the contract used to determine the first variable annuity payment. A higher assumption would mean a larger first annuity payment, but more slowly rising subsequent payments when actual investment performance exceeds the assumed rate, and more rapidly falling subsequent payments when actual investment performance is less than the assumed rate. A lower assumption would have the opposite effect. If the actual net investment performance is 4% annually, annuity payments will be level.

TRANSFERS AFTER MATURITY DATE

     Once variable annuity payments have begun, the contract owner may transfer all or part of the investment upon which such payments are based from one sub-account to another. Transfers will be made upon notice to the Company at least 30 days before the due date of the first annuity payment to which the change will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will
reflect changes in the value of the new annuity units.   The Company reserves
the right to limit, upon notice, the maximum number of transfers a contract owner may make per contract year to four. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust portfolios. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

DEATH BENEFIT ON OR AFTER MATURITY DATE

     If annuity payments have been selected based on an annuity option providing for payments for a guaranteed period, and the annuitant dies on or after the maturity date, the Company will make the remaining guaranteed payments to the beneficiary. Any remaining payments will be made as rapidly as under the method of distribution being used as of the date of the annuitant's death. If no beneficiary is living, the Company will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the annuitant and the beneficiary.

OTHER CONTRACT PROVISIONS

TEN DAY RIGHT TO REVIEW

     The contract owner may cancel the contract by returning it to the Company's Annuity Service Office or agent at any time within 10 days after receipt of the contract. Within 7 days of receipt of the contract by the Company, the Company will pay to the contract owner an amount equal to the sum of (i) the difference between the purchase payments paid and the net purchase payments and (ii) the contract value computed at the end of the valuation period during which the contract is received by the Company. No withdrawal charge is imposed upon return of the contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states. When the contract is issued as an individual retirement annuity under Internal Revenue Code Section 408, during the first 7 days of the 10 day period, the Company will return all purchase payments if this is greater than the amount otherwise payable.

OWNERSHIP

     The contract owner is the person entitled to exercise all rights under the contract. Prior to the maturity date, the contract owner is the person designated in the application or as subsequently named. On and after the maturity date, the annuitant is the contract owner, and after the death of the annuitant, the beneficiary is the contract owner.

     In the case of non-qualified contracts, ownership of the contract may be changed or the contract collaterally assigned at any time during the lifetime of the annuitant prior to the maturity date, subject to the rights of any irrevocable beneficiary. Assigning a contract, or changing the ownership of a contract, may be treated as a distribution of the contract value for Federal tax purposes. (See "FEDERAL TAX MATTERS".) Any change of ownership or assignment must be made in writing. Any change must be approved by the Company. Any assignment and any change, if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.

     In the case of qualified contracts, ownership of the contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Internal Revenue Code. Subject to the foregoing, a qualified contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

BENEFICIARY

     The beneficiary is the person, persons or entity designated in the application or as subsequently named. The beneficiary may be changed during the lifetime of the annuitant subject to the rights of any irrevocable beneficiary. Any change must be made in writing and approved by the Company and, if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before the change is approved. Prior to the maturity date, if no beneficiary survives the annuitant, the contract owner or the contract owner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. In the case of certain qualified contracts, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a beneficiary.

MODIFICATION

     The contract may not be modified by the Company without the consent of the contract owner, except as may be required to make it conform to any law or regulation or ruling issued by a governmental agency or to improve the rights and/or benefits under the contract.

COMPANY APPROVAL

     The Company reserves the right to accept or reject any contract application at its sole discretion.

                             CHARGES AND DEDUCTIONS

     Charges and deductions under the contracts are assessed against purchase payments, contract values or annuity payments. Currently, there are no deductions made from purchase payments, except for premium taxes in certain states. See "Taxes" below. In addition, there are deductions from and expenses paid out of the assets of the Trust portfolios that are described in the accompanying Prospectus of the Trust.

WITHDRAWAL CHARGES

     If a withdrawal is made from the contract before the maturity date, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to purchase payments that have been in the contract less than three complete contract years. There is never a withdrawal charge with respect to earnings accumulated in the contract, certain other free withdrawal amounts described below or purchase payments that have been in the contract more than three complete contract years. In no event may the total withdrawal charges exceed 3% of the total purchase payments made. The amount of the withdrawal charge and when it is assessed is discussed below:

     1. Each withdrawal from the contract is allocated first to the "free withdrawal amount" and second to "unliquidated purchase payments". In any contract year, the free withdrawal amount for that year is the greater of (1) the excess of the contract value on the date of withdrawal over the unliquidated purchase payments (the accumulated earnings on the contract) or
(2) 10% of total purchase payments less any prior partial withdrawals in that year. Withdrawals allocated to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge.

     2. If a withdrawal is made for an amount in excess of the free withdrawal amount, the excess will be allocated to purchase payments which will be liquidated on a first-in first-out basis. On any withdrawal request, the Company will liquidate purchase payments equal to the amount of the withdrawal request which exceeds the free withdrawal amount in the order such purchase payments were made: the oldest unliquidated purchase payment first, the next purchase payment second, etc....until all purchase payments have been liquidated.

     3. Each purchase payment or portion thereof liquidated in connection with a withdrawal request that has been in the contract for less than three years is subject to a withdrawal charge of 3%.

     4. The withdrawal charge is deducted from the contract value remaining after the contract owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge.

     5. There is generally no withdrawal charge on distributions made as a result of the death of the annuitant or contract owner and no withdrawal charges are imposed on the maturity date if the contract owner annuitizes as provided in the contract.

     The amount collected from the withdrawal charge will be used to reimburse the Company for the compensation paid to cover selling concessions to broker-dealers, preparation of sales literature and other expenses related to sales activity.

     For examples of calculation of the withdrawal charge, see Appendix A.

REDUCTION OR ELIMINATION OF WITHDRAWAL CHARGES

     The amount of the withdrawal charge on a contract may be reduced or eliminated when sales of the contracts are made to individuals or to a group of individuals in such a manner that results in savings of sales expenses. The entitlement to such a reduction in the withdrawal charge will be determined by the Company in the following manner:

     1. The size and type of group to which sales are to be made will be considered. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts.

     2. The total amount of purchase payments to be received will be considered. Per dollar sales expenses are likely to be less on larger purchase payments than on smaller ones.

     3. Any prior or existing relationship with the Company will be considered. Per contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the contract with fewer sales contacts.

     4. The level of commissions paid to selling broker-dealers will be considered. Certain broker-dealers may offer the contract in connection with financial planning programs offered on a fee for service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the contracts, thereby reducing the Company's sales expenses.

     5. There may be other circumstances of which the Company is not presently aware, which could result in reduced sales expenses.

     If, after consideration of the foregoing factors, it is determined that there will be a reduction in sales expenses, the Company will provide a reduction in the withdrawal charge. The withdrawal charge will be eliminated when a contract is issued to an officer, director or employee (or a relative thereof) of the Company, North American Life, the Trust or any of their affiliates. In no event will reduction or elimination of the withdrawal charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

ADMINISTRATION FEES

     A daily fee in an amount equal to 0.25% of the value of each investment account on an annual basis is deducted from each sub-account as an administration fee. The fee is designed to compensate the Company for the cost of providing administrative services attributable to the contracts and the operations of the Variable Account and the Company in connection with the contracts. The fee will be reflected in the contract value as a proportionate reduction in the value of each investment account. Because the administration fee is a percentage of assets rather than a flat amount, larger contracts will in effect pay a higher proportion of the administrative expenses than smaller contracts.

     Also, if the contract value falls below $10,000 as a result of a partial withdrawal, the Company may deduct an annual administration fee of $30 as partial compensation for administrative expenses. The fee will be deducted on the last day of each contract year. It will be withdrawn from each investment option in the same proportion that the value of such investment option bears to the contract value. If the entire contract value is withdrawn on other than the last day of any contract year, the fee will be deducted from the amount paid.

     The Company does not expect to recover from the administration fees any amount in excess of its accumulated administrative expenses. Even though administrative expenses may increase, the Company guarantees that it will not increase the amount of the administration fees.

DISTRIBUTION FEE

     A daily fee in an amount equal to 0.15% of the value of each investment account on an annual basis is deducted from each sub-account as a distribution fee. The fee is designed to compensate the Company for a portion the sales expenses it incurs with respect to the contracts. The fee will be reflected in the contract value as a proportionate reduction in the value of each investment account. Because the distribution fee is a percentage of assets rather than a flat amount, larger contracts will in effect pay a higher proportion of sales expenses than smaller contracts. The Company will monitor the performance of the contracts to ensure that the aggregate amount of withdrawal charges and the distribution fee assessed under a contract does not exceed 9% of the total purchase payments made.

MORTALITY AND EXPENSE RISK FEE

     The mortality risk assumed by the Company is the risk that annuitants may live for a longer period of time than estimated.
The Company assumes this mortality risk by virtue of annuity rates incorporated into the contract which cannot be changed. This assures each annuitant that his longevity will not have an adverse effect on the amount of annuity payments. Also, the Company guarantees that if the annuitant dies before the maturity date, it will pay a minimum death benefit. (See "DEATH BENEFIT BEFORE MATURITY DATE") The expense risk assumed by the Company is the risk that the administration fees may be insufficient to cover actual expenses.

     To compensate it for assuming these risks, the Company deducts from each sub-account a daily fee in an amount equal to 1.25% of the value of each investment account on an annual basis, consisting of .8% for the mortality risk and .45% for the expense risk. The fee will be reflected in the contract value as a proportionate reduction in the value of each variable investment account. The rate of the mortality and expense risk fee cannot be increased. If the fee is insufficient to cover the actual cost of the mortality and expense risks undertaken, the Company will bear the loss. Conversely, if the fee proves more than sufficient, the excess will be profit to the Company and will be available for any proper corporate purpose including, among other things, payment of distribution expenses.

TAXES

     The Company reserves the right to charge, or provide for, certain taxes against purchase payments, contract values or annuity payments. Such taxes may include premium taxes or other taxes levied by any government entity which the Company determines to have resulted from the (i) establishment or maintenance of the Variable Account, (ii) receipt by the Company of purchase payments,
(iii) issuance of the contacts, or (iv) commencement or continuance of annuity payments under the contracts. In addition, the Company will withhold taxes to the extent required by applicable law.

     Except for residents in Pennsylvania and South Dakota, premium taxes will be deducted from the contract value used to provide for fixed or variable annuity payments unless required otherwise by applicable law. The amount deducted will depend on the premium tax assessed in the applicable state. State premium taxes currently range from 0% to 3.5% depending on the jurisdiction and the tax status of the contract and are subject to change by the legislature or other authority. (See "APPENDIX B: STATE PREMIUM TAXES") For residents of South Dakota or Pennsylvania a premium tax will be assessed against all non-qualified purchase payments, upon payment of any withdrawal benefits, upon any annuitization or payment of death benefits. For purchase payments received prior to October 1, 1992 the premium tax will be deducted upon annuitization only. In the states of Pennsylvania and South Dakota, purchase payments received in connection with the funding of a qualified are exempt from state premium tax.

                              FEDERAL TAX MATTERS

INTRODUCTION

     The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

     This discussion does not address state or local tax consequences associated with the purchase of a contract. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

THE COMPANY'S TAX STATUS

     The Company is taxed as a life insurance company under Subchapter L of the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under Subchapter M of the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied to increase reserves under a contract. Since, under the contracts, investment income and realized capital gains of the Variable Account are automatically applied to increase reserves, the Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore the Company does not intend to make provision for any such taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL DURING ACCUMULATION PERIOD

     Under existing provisions of the Code, except as described below, any increase in the contract value is generally not taxable to the contract owner or annuitant until received, either in the form of annuity payments, as contemplated by the contract, or in some other form of distribution. However, this rule applies only if (1) the owner is an individual, (2) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (3) the Company, rather than the owner, is considered the owner of the assets of the Variable Account for federal tax purposes.

     Non-Natural Owner. As a general rule, deferred annuity contracts held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There are several exceptions to this general rule for non-natural contract owners. First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees.

     In addition, exceptions to the general rule for non-natural contract owners will apply with respect to (1) contracts acquired by an estate of a decedent by reason of the death of the decedent, (2) certain qualified contracts, (3) contracts purchased by employers upon the termination of certain qualified plans, (4) certain contracts used in connection with structured settlement agreements, and (5) contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

     Diversification Requirements.   For a contract to be treated as an annuity
for federal income tax purposes, the investments of the Variable Account must be "adequately diversified" in accordance with Treasury Department regulations. The Secretary of the Treasury has issued regulations which prescribe standards for determining whether the investments of the Variable Account are "adequately diversified." If the Variable Account failed to comply with these diversification standards, a contract would not be treated as an annuity contract for federal income tax purposes and the contract owner would be taxable currently on the excess of the contract value over the premiums paid for the contract.

     Although the Company does not control the investments of the NASL Series Trust, it expects that the Trust will comply with such regulations so that the Variable Account will be considered "adequately diversified."

     Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the contract owners' gross income. The Internal Revenue Service (the "Service") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a separate account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

     The ownership rights under this contract are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of this contract has the choice of more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the contract owner being treated as the owner of the assets of the Variable Account. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the contract owner from being considered the owner of the assets of the Variable Account.

     Delayed Maturity Dates. If the contract's scheduled maturity date is at a time when the annuitant has reached an advanced age, e.g., past age 85, it is possible that the contract would not be treated as an annuity. In that event, the income and gains under the contract could be currently includible in the owner's income.

     The remainder of this discussion assumes that the contract will be treated as an annuity contract for federal income tax purposes and that the Company will be treated as the owner of the Variable Account assets.

TAXATION OF PARTIAL AND FULL WITHDRAWALS

     In the case of a partial withdrawal, amounts received are includible in income to the extent the contract value before the withdrawal exceeds the "investment in the contract." In the case of a full withdrawal, amounts received are includible in income to the extent they exceed the "investment in the contract." For these purposes the investment in the contract at any time equals the total of the purchase payments made under the contract to that time (to the extent such payments were neither deductible when made nor excludible from income as, for example, in the case of certain contributions to qualified plans) less any amounts previously received from the contract which were not included in income.

     Other than in the case of certain qualified contracts, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of the contract value, is treated as a withdrawal of such amount or portion. The investment in the contract is increased by the amount includible as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an individual transfers an annuity contract without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between the "contract value" and the "investment in the contract" at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

     The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. As described elsewhere in this prospectus, the Company imposes certain charges with respect to the death benefit. It is possible that some portion of those charges could be treated for federal tax purposes as a partial withdrawal from the contract.

TAXATION OF ANNUITY PAYMENTS

     Normally, the portion of each annuity payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. In the case of variable annuity payments, the exclusion amount is the "investment in the contract" (defined above) allocated to the variable annuity option, adjusted for any period certain or refund feature, when payments begin to be made divided by the number of payments expected to be made (determined by Treasury Department regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed annuity payments, the exclusion amount is the amount determined by multiplying (1) the payment by (2) the ratio of the investment in the contract allocated to the fixed annuity option, adjusted for any period certain or refund feature, to the total expected value of annuity payments for the term of the contract (determined under Treasury Department regulations).

     Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant in his last taxable year.

TAXATION OF DEATH BENEFIT PROCEEDS

     Amounts may be distributed from a contract because of the death of an owner or an annuitant. In the case of a non-qualified contract, such death benefit proceeds are includible in income as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

     There is a 10% penalty tax on the taxable amount of any payment from a non-qualified contract unless the payment is: (a) received on or after the contract owner reaches age 59 1/2; (b) attributable to the contract owner's becoming disabled (as defined in the tax law); (c) made to a beneficiary on or after the death of the contract owner or, if the contract owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (d) made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the annuitant or the joint lives (or joint life expectancies) of the annuitant and "designated beneficiary" (as defined in the tax law); (e) made under an annuity contract purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period; and (f) made with respect to certain annuities issued in connection with structured settlement agreements. (Similar rules apply in the case of certain qualified contracts.)

AGGREGATION OF CONTRACTS

     In certain circumstances, the Service may determine the amount of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the non-qualified contracts owned by an individual. For example, if a person purchases a contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity, the Service may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract. The effects of such aggregation are not clear; however, it could affect the time when income is taxable and the amount which might be subject to the 10% penalty tax described above.

QUALIFIED RETIREMENT PLANS

     The contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in such qualified plans and to the contracts used in connection with such qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain qualified contracts, there may be no "investment in the contract" and the total amount received may be taxable. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising their loan privileges.) Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. Therefore, no attempt is made to provide more than general information about the use of contracts with the various types of qualified plans.

     When issued in connection with a qualified plan, a contract will be amended as generally necessary to conform to the requirements of the type of plan. However, contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, the Company shall not be bound by terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless the Company consents.

QUALIFIED PLAN TYPES

     Following are brief descriptions of various types of qualified plans in connection with which the Company may issue a contract.

     Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA.

     IRAs generally may not provide life insurance, but they may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. The Company intends to ask the IRS to approve the use of the contract, as to form, as an IRA, but there is no assurance that such approval will be granted.

     Simplified Employee Pensions (SEP-IRAs). Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. In particular, employers should consider that IRAs generally may not provide life insurance, but they may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. The Company intends to ask the IRS to approve use of the contract, as to form, as an IRA, but there is no assurance that such approval will be granted.

     Corporate and Self-Employed ("H.R. 10" and "Keogh") Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contracts in order to provide benefits under the plans. The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract's cash value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Employers intending to use the contract in connection with such plans should seek competent advice.

     Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the contracts for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the contracts. In particular, purchasers should consider that the contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her tax-sheltered annuity plan.

     Withdrawals from a tax-sheltered annuity attributable to contributions made pursuant to a salary reduction agreement in a taxable year beginning after December 31, 1988, may be paid only if the employee has reached age 59 1/2, separated from service, died, become disabled, or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon may not be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent the Company is directed to transfer some or all of the contract value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

     Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the contract has the sole right to the proceeds of the contract. Loans to employees are not permitted under such plans. Generally, with respect to purchase payments made after February 28, 1986, a contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the contracts in connection with such plans should seek competent advice.

DIRECT ROLLOVERS

     If the contract is used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a tax-sheltered annuity under section 403(b) of the Code, any "eligible rollover distribution" from the contract will be subject to the direct rollover and mandatory withholding requirements enacted by Congress in 1992. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under section 401(a) of the Code, qualified annuity plan under section 403(a) of the Code,
or section 403(b) annuity or custodial account, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code and distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more).

     Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the contract, discussed below, the owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, the owner elects to have it directly transferred to certain qualified plans. Prior to receiving an eligible rollover distribution, the owner will receive a notice explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

     The Company will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a contract unless the distributee notifies the Company at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, the Company may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

                                GENERAL MATTERS

TAX DEFERRAL

     The status of the contract as an annuity generally allows all earnings on the underlying investments to be tax-deferred until withdrawn or until annuity payments begin. (See "FEDERAL TAX MATTERS") This tax deferred treatment may be beneficial to contract owners in building assets in a long-term investment program.

PERFORMANCE DATA

     From time to time the Variable Account may publish advertisements containing performance data relating to its sub-accounts. For periods prior to April 1, 1993, performance data will be hypothetical figures based on the assumption that a contract offered by this Prospectus was issued when the sub-accounts first became available for investment under other contracts offered by the Company. The sub-accounts may advertise both "standardized" and "non-standardized" total return figures, although standardized figures will always accompany non-standardized figures. Standardized performance data will consist of total return quotations, which will always include quotations for recent one year and, when applicable, five and ten year periods and, where less than ten years, for the period subsequent to the date each sub-account first became available for investment. Such quotations for such periods will be the average annual rates of return required for an initial purchase payment of $1,000 to equal the actual contract value attributable to such purchase payment on the last day of the period, after reflection of all charges. Standardized total return figures will be quoted assuming redemption at the end of the period. Such figures may be accompanied by non-standardized total return figures that are calculated on the same basis as the standardized returns except that the calculations assume no redemption at the end of the period. In addition to the non-standardized returns, each of the sub-accounts may from time to time quote aggregate non-standardized total returns for other time periods. Except as noted above, performance figures used by the Variable Account are based on the actual historical performance of its sub-accounts for specified periods, and the figures are not intended to indicate future performance. More detailed information on the computations is set forth in the Statement of Additional Information.

FINANCIAL STATEMENTS

     Financial Statements for the Variable Account and the Company are contained in the Statement of Additional Information.

ASSET ALLOCATION AND TIMING SERVICES

     The Company is aware that certain third parties are offering asset allocation and timing services in connection with the contracts. In certain cases the Company has agreed to honor transfer instructions from such asset allocation and timing services where it has received powers of attorney, in a form acceptable to it, from the contract owners participating in the service. THE COMPANY DOES NOT

ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND CONTRACT OWNERS SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement, (3) death, or (4) the participant's attainment of age 70 1/2. Accordingly, before any amounts may be distributed from the contract, proof must be furnished to the Company that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the contract value to another contract or another qualified custodian during the period of participation in the ORP. Loans are not available under contracts subject to the ORP.

DISTRIBUTION OF CONTRACTS

     NASL Financial Services, Inc. ("NASL Financial"), 116 Huntington Avenue, Boston, Massachusetts 02116, a wholly-owned subsidiary of the Company, is the principal underwriter of the contracts in addition to providing advisory services to the Trust. NASL Financial is a broker-dealer registered under the Securities Exchange Act of 1934 ("1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). NASL Financial has entered into an exclusive promotional agent agreement with Wood Logan Associates, Inc. ("Wood Logan"). Wood Logan, approximately 20% owned by North American Life and its affiliates, is a broker-dealer registered under the 1934 Act and a member of the NASD. Sales of the contracts will be made by registered representatives of broker-dealers authorized by NASL Financial to sell the contracts. Such registered representatives will also be licensed insurance agents of the Company. Under the promotional agent agreement, Wood Logan will recruit and provide sales training and licensing assistance to such registered representatives. In addition, Wood Logan will prepare sales and promotional materials for the Company's approval. NASL Financial will pay distribution compensation to selling brokers in varying amounts which under normal circumstances are not expected to exceed 1% of purchase payments plus 1% of the contract value per year commencing one year after each initial purchase payment. NASL Financial may from time to time pay additional compensation pursuant to promotional contests. Additionally, in some circumstances, NASL Financial will provide reimbursement of certain sales and marketing expenses. NASL Financial will pay the promotional agent for providing marketing support for the distribution of the contracts.

CONTRACT OWNER INQUIRIES

     All contract owner inquiries should be directed to the Company's Annuity Service Office at P.O. Box 818, Boston, Massachusetts 02117-0818.

LEGAL PROCEEDINGS

     There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither the Company nor NASL Financial are involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

OTHER INFORMATION

     A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the contracts described in this Prospectus. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Prospectus. Statements contained in this Prospectus or the Statement of Additional Information concerning the content of the contracts and other legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.



                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS


General Information and History ....................................... 3
Performance Data ...................................................... 3
Services
  Independent Accountants ............................................. 6
  Servicing Agent ..................................................... 6
  Principal Underwriter ............................................... 6
  Cancellation of Contract ............................................ 6
Financial Statements .................................................. 7

                                   APPENDIX A

EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE


EXAMPLE 1 - Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the contract is completely withdrawn, based on hypothetical contract values.

                                                                                             WITHDRAWAL
                                HYPOTHETICAL            FREE            PURCHASE               CHARGE
CONTRACT                          CONTRACT           WITHDRAWAL         PAYMENTS    --------------------------------
  YEAR                             VALUE               AMOUNT          LIQUIDATED       PERCENT         AMOUNT
--------------------------------------------------------------------------------------------------------------------
1                                 55,000                5,000(a)        50,000            3%            1,500
2                                 50,500                5,000(b)        45,500            3%            1,365
3                                 60,000               10,000(c)        50,000            3%            1,500
4                                 70,000               20,000(d)        50,000            0%                0


(a) During any contract year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total purchase payments made under the contract less any prior partial withdrawals in that contract year. In the first contract year the earnings under the contract and 10% of purchase payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 purchase payment is liquidated and the withdrawal charge is assessed against such liquidated purchase payment (contract value less free withdrawal amount).

(b) In the example for the second contract year, the accumulated earnings of $500 is less than 10% of purchase payments, therefore the free withdrawal amount is equal to 10% of purchase payments ($50,000 X 10% = $5,000) and the withdrawal charge is only applied to purchase payments liquidated (contract value less free withdrawal amount).

(c) In the example for the third contract year, the accumulated earnings of $10,000 is greater than 10% of purchase payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the purchase payments liquidated (contract value less free withdrawal amount).

(d) There is no withdrawal charge on any purchase payments liquidated that have been in the contract for at least 3 years.

EXAMPLE 2 - Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the third contract year of $2,000, $5,000, $7,000, and $8,000.


                                                                                             WITHDRAWAL
     HYPOTHETICAL                  PARTIAL              FREE            PURCHASE               CHARGE
      CONTRACT                    WITHDRAWAL         WITHDRAWAL         PAYMENTS    --------------------------------
       VALUE                      REQUESTED            AMOUNT          LIQUIDATED       PERCENT         AMOUNT
--------------------------------------------------------------------------------------------------------------------
a)      65,000                     2,000               15,000                0            3%                0
b)      49,000                     5,000                3,000            2,000            3%               60
c)      52,000                     7,000                4,000            3,000            3%               90
d)      44,000                     8,000                    0            8,000            3%              240



(a) The free withdrawal amount during any contract year is the greater of the contract value less the unliquidated purchase payments (accumulated earnings), or 10% of purchase payments less 100% of all prior withdrawals in that contract year. For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of purchase payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free withdrawal amount so no purchase payments are liquidated and no withdrawal charge applies.

(b) The contract has negative accumulated earnings ($49,000-$50,000), so the free withdrawal amount is limited to 10% of purchase payments less all prior withdrawals. Since $2,000 has already been withdrawn earlier in the current contract year, the remaining free withdrawal amount during the third contract year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in purchase payments being liquidated. The remaining unliquidated purchase payments are $48,000.

(c) The contract has increased in value to $52,000. The unliquidated purchase payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of purchase payments less prior withdrawals ($5,000-$2,000-$5,000<0). Hence the free withdrawal amount is $4,000.
     Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in purchase payments being liquidated. The remaining unliquidated purchase payments are $45,000.

(d) The free withdrawal amount is zero since the contract has negative accumulated earnings ($44,000-$45,000) and the full 10% of purchase payments ($5,000) has already been utilized. The full amount of $8,000 will result in purchase payments being liquidated subject to a withdrawal charge. At the beginning of the next contract year the full 10% of purchase payments would be available again for withdrawal requests during that year.

                                   APPENDIX B

                              STATE PREMIUM TAXES

     Premium taxes vary according to the state and are subject to change. In many jurisdictions there is no tax at all. For current information, a tax adviser should be consulted.

                                                  TAX RATE

                                           QUALIFIED       NON-QUALIFIED
         STATE                             CONTRACTS         CONTRACTS
        -----------------------------------------------------------------

         CALIFORNIA ............               .50%              2.35%
         DISTRICT OF COLUMBIA ..              2.25%              2.25%
         KANSAS ................               .00%              2.00%
         KENTUCKY ..............              2.00%              2.00%
         MAINE .................               .00%              2.00%
         MICHIGAN ..............               .00075%            .00075%
         MISSISSIPPI ...........               .00%              1.00%
         NEVADA ................               .00%              3.50%
         PENNSYLVANIA ..........               .00%              2.00%
         PUERTO RICO ...........              1.00%              1.00%
         SOUTH DAKOTA ..........               .00%              1.25%
         TEXAS .................               .04%               .04%
         WEST VIRGINIA .........              1.00%              1.00%
         WYOMING ...............               .00%              1.00%

                                   APPENDIX C

For all contracts issued in Pennsylvania the maximum maturity age based upon the issue age of the annuitant is as follows:


                ISSUE AGE                       MAXIMUM MATURITY AGE
-------------------------------------------------------------------------
                70 or less                               85
                71-75                                    86
                76-80                                    88
                81-85                                    90
                86-90                                    93
                91-93                                    96
                94-95                                    98
                96-97                                    99
                98-99                                   101
                100-101                                 102
                102                                     103
                103                                     104
                104                                     105
                105                                     106


     It is required that the annuitant exercise a settlement annuity option no later than the maximum maturity age stated above. For example an annuitant age 60 at issue must exercise a settlement option prior to the attainment of age
86. The Company will use the issue age of the youngest named annuitant in the determination of the required settlement option date.

     If contracts are issued with annuitants over age 96, a withdrawal charge could be imposed if they terminate the contract rather than elect a settlement option upon attainment of the maximum maturity age. This is a result of the restrictions by Pennsylvania in combination with the 3-year withdrawal charge schedule of the contract.